Share capital	12 Months Ended
Dec. 31, 2024
Share Capital
Share capital

4. Share capital

Details of share capital as of December 31, 2024 and 2023 are as follows:

	December 31, 2024	December 31, 2023
Number of authorized shares	5,000,000	5,000,000
Value per share	$0.01	$0.01
Number of shares issued	5,000,000	5,000,000
Common shares	$50,000	$50,000

During June 2023, the Group entered into an agreement to issue 5,000,000 shares of common shares for gross proceeds of $50,000. Each ordinary share maintains one voting right. The entire amount of this equity is held by Global Star and recorded as a receivable under the caption Other receivables - related parties in the Group’s Consolidated Statements of Financial Position.